SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 15, 2002
                                                          ---------------




                         First National Bancshares, Inc.
                            (Exact name of registrant
                          as specified in its charter)




     South Carolina             333-87503                58-2466370
   ------------------------------------------------------------------------
    (State or other            (Commission           (I.R.S. Employer
     jurisdiction of            File Number)          Identification No.)
     incorporation)




              215 N. Pine Street, Spartanburg, South Carolina    29302
             ---------------------------------------------------------
             (Address of principal executive offices)       (Zip Code)




       Registrant's telephone number, including area code: (864) 948-9001
                                                           --------------




                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure.

         On August 15, 2002, First National Bank of Spartanburg and Colonial Trust Co. announced the creation of a strategic alliance to provide trust and investment management services to First National's customers. The alliance will give First National's consumer and commercial customers access to a wide variety of services provided by Colonial Trust Co. including trust, professional portfolio management, individual financial and retirement planning and corporate retirement planning services.


A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.









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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FIRST NATIONAL BANCSHARES, INC.



                               By:/s/ Jerry L. Calvert
                                  --------------------------------------------
                               Name: Jerry L. Calvert
                               Title: Chief Executive Officer

Dated: August 15, 2002




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


                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

99.1 Press release dated August 15, 2002 regarding announcement of strategic alliance with Colonial Trust Co.